UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 2013

CECIL BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	0-24926	52-1883546
(State or Other Jurisdiction of Incorporation)	(SEC Commission File Number)	(IRS Employer Identification No.)

127 North Street, Elkton, Maryland	21922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(410) 398-1650

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

CECIL BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

On December 31, 2013, the Registrant announced its intention to de-register its common stock, $.01 par value, and suspend its periodic reporting obligations under the Securities Exchange Act of 1934. The de-registration will be effective 90 days after the date of filing a Form 15, expected in January 2014.  For additional information, reference is made to the Registrant’s press release dated December 31, 2013, which is furnished with this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits:  The following exhibits are furnished with this report.

No.             Description

99.1           Press Release, dated December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CECIL BANCORP, INC.

Date:	December 31, 2013	By:	/s/ R. Lee Whitehead
R. Lee Whitehead
Senior Vice President and Chief Financial Officer
(Duly Authorized Officer)